                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

               301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of principal executive offices)

                                   28288-0630
                                   (Zip Code)

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                           ONE PENN PLAZA, SUITE 1414
                            NEW YORK, NEW YORK 10119
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (212) 273-7012
            (Name, address and telephone number of agent for service)

                              ARMOR HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   59-3392443
                      (I.R.S. Employer Identification No.)

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911EP, Inc.                                     Delaware             13-4213473
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AHI Bulletproof Acquisition Corp.               Delaware             05-0592796
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AHI Properties I, Inc.                          Delaware             01-0718252
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AI Capital Corp.                                Arizona              86-0768865
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Armor Brands, Inc.                              Delaware             80-0051043
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ArmorGroup Services, LLC                        Delaware             52-2295786
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Armor Holdings Forensics, L.L.C.                Delaware             59-3678749
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Armor Holdings GP, LLC                          Delaware             59-3678751
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Armor Holdings LP, LLC                          Delaware             59-3678750
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Armor Holdings Mobile Security, L.L.C.          Delaware             59-3753134
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Armor Holdings Payroll Services, LLC            Delaware             42-1563404
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Armor Holdings Products, L.L.C.                 Delaware             59-2044869
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Armor Holdings Properties, Inc.                 Delaware             59-3410197
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Armor Safety Products Company                   Delaware             43-1960312
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ASD Capital Corp.                               Arizona              86-0789385
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B-Square, Inc.                                   Texas               75-2508507
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Break-Free Armor Corp.                          Delaware             05-0592799
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Break-Free, Inc.                                Delaware             33-0367696
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Casco International, Inc.                    New Hampshire           02-0361726
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CCEC Capital Corp.                              Arizona              86-0763929
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CDR International, Inc.                         Delaware             56-2010802
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Defense Technology Corporation of               Delaware             83-0318312
America
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Hatch Imports, Inc.                            California            95-2497492
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Identicator, Inc.                               Delaware             59-3756251
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International Center for Safety                 Arizona              86-0787589
Education, Inc.
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Monadnock Lifetime Products, Inc.               Delaware             02-0528875
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Monadnock Lifetime Products, Inc.            New Hampshire           02-0303656
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Monadnock Police Training Council, Inc.      New Hampshire           02-0423584
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NAP Properties, Ltd.                           California            95-4230863
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NAP Property Managers, LLC                     California            33-0755818
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Network Audit Systems, Inc.                     Delaware             16-1558713
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New Technologies Armor, Inc.                    Delaware             93-1221356
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ODV Holdings Corp.                              Delaware             81-0644583
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O'Gara-Hess & Eisenhardt Armoring               Delaware             31-1258139
Company, L.L.C.
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Pro-Tech Armored Products of                 Massachusetts           04-2989918
Massachusetts, Inc.
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Ramtech Development Corp.                       Delaware             05-0592801
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Safari Land Ltd., Inc.                         California            95-2291390
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Safariland Government Sales, Inc.              California            33-0798807
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SAI Capital Corp.                               Arizona              86-0772587
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Simula Aerospace & Defense Group, Inc.          Arizona              86-0742551
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Simula, Inc.                                    Arizona              86-0320129
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Simula Polymers Systems, Inc.                   Arizona              86-0979231
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Simula Technologies, Inc.                       Arizona              86-0842935
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Simula Transportation Equipment                 Arizona              86-0742552
Corporation
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Speedfeed Acquisition Corp.                     Delaware             03-0419829
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The O'Gara Company                                Ohio               31-1726886
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                      1400 Marsh Landing Parkway, Suite 112
                              Jacksonville, Florida
                    (Address of principal executive offices)

                                      32250
                                   (Zip Code)

                                 Debt Securities
                         (TITLE OF INDENTURE SECURITIES)

1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS
   SUBJECT:
   Comptroller of the Currency
   United States Department of the Treasury
   Washington, D.C.  20219

   Federal Reserve Bank
   Richmond, Virginia 23219

   Federal Deposit Insurance Corporation
   Washington, D.C.  20429

B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
   AFFILIATION.

   None.

16.   LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
         ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
         RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
         C.F.R. 229.10(D).

1.       Copy of Articles of Association of the trustee as now in effect.
         (Previously filed with the Securities and Exchange Commission on March
         16, 1998 as an Exhibit to Form T-1 in connection with Registration
         Statement Number 333-47985.)

2.       Copy of the Certificate of the Comptroller of the Currency dated March
         4, 1998, evidencing the authority of the trustee to transact business.
         (Previously filed with the Securities and Exchange Commission on July
         15, 1998 as an Exhibit to Form T-1 in connection with Registration
         Statement Number 333-59145.)

3.       Copy of the Certification of Fiduciary Powers of the trustee by the
         Office of the Comptroller of the Currency dated April 7, 1999.
         (Previously filed with the Securities and Exchange Commission on May
         20, 1999 in connection with Registration Statement Number 333-78927.)

4.       Copy of existing by-laws of the trustee.(Previously filed with the
         Securities and Exchange Commission on April 30, 2001 in connection with
         Registration Statement Number 333-59848.)

6.       Consent of the trustee required by Section 321(b) of the Act.
         (Previously filed with the Securities

         and Exchange Commission on April 30, 2001 in connection with
         Registration Statement Number 333-59848.)

7.       Copy of latest report of condition of the trustee published pursuant to the requirements of its supervising authority. (Filed herewith.)

                                      NOTE

         The trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility not known to the trustee and not obtainable by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939,the trustee,
Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on
the 19th day of May, 2004.

                                                  WACHOVIA BANK, NATIONAL
                                                  ASSOCIATION

                                                  By: /S/ STEPHANIE MOORE
                                                     --------------------------
                                                     Name: STEPHANIE MOORE
                                                     Title: VICE PRESIDENT

REPORT OF CONDITION                                                    EXHIBIT 7

                       WACHOVIA BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

Consolidating domestic and foreign subsidiaries of the First Union National
Bank, Charlotte, North Carolina, at the close of business on December 31, 2000 published in response to call made by Comptroller of the Currency, under title
12, United States Code, Section 161. Charter Number 22693 Comptroller of the
Currency.

STATEMENT OF RESOURCES AND LIABILITIES

ASSETS                                                                                               Thousand of Dollars
                                                                                                     -------------------
Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................               12,097,000
     Interest-bearing balances............................................................                  700,000
Securities................................................................................                 ////////
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                        0
     Available-for-sale securities (from schedule RC-B, column D).........................               97,451,000
Federal funds sold and securities purchased under agreements to resell....................                        0
Federal funds sold in domestic offices....................................................                  464,000
Securities purchased under agreements to resell...........................................                4,667,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................               13,152,000
     Loan and leases, net of unearned income..............................................              162,784,000
     LESS: Allowance for loan and lease losses............................................                2,434,000
     LESS: Allocated transfer risk reserve................................................                        0
     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c)..........              160,350,000
Trading assets (from Schedule RC-D).......................................................               24,824,000
Premises and fixed assets (including capitalized leases)..................................                3,748,000
Other real estate owned (from Schedule RC-M)..............................................                  142,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...                  866,000
Customer's liability to this bank on acceptances outstanding..............................                  854,000
Intangible assets.........................................................................
     Goodwill.............................................................................                9,538,000
Other intangible assets (from Schedule RC-M)..............................................                1,537,000
Other assets (from Schedule RC-F).........................................................               23,151,000

                                    TOTAL ASSETS..........................................              353,541,000

                                       1

LIABILITIES

Deposits:
     In domestic offices..................................................................                 211,576,000
       Noninterest-bearing................................................................                  14,797,000
       Interest-bearing...................................................................                 196,779,000
     In foreign  offices,  Edge and  Agreement  subsidiaries,  and IBFs (from  Schedule
     RC-E,  partII).......................................................................                  14,252,000
       Noninterest-bearing................................................................                      49,000
       Interest-bearing...................................................................                  14,203,000
Federal funds purchased in domestic offices(2)............................................                   4,363,000
Securities sold under agreements to repurchase(3).........................................                  24,808,000
Trading liabilities(from Schedule RC-D)...................................................                  15,073,000
Other borrowed  money  (includes  mortgage  indebtedness  and  obligations  under
   Capitalized leases)(from Schedule RC-M)................................................                  29,254,000
Bank's liability on acceptances executed and outstanding..................................                     876,000
Subordinated notes and debentures.........................................................                   8,549,000
Other liabilities.........................................................................                  12,100,000
TOTAL LIABILITIES.........................................................................                 320,851,000
Minority Interest in consolidated subsidiaries............................................                   2,301,000

EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................                             0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,216,000
Retained Earnings.........................................................................                   4,415,000
Accumulated other comprehensive income....................................................                   1,303,000
Other Equity Capital components...........................................................                           0
Total equity capital (sum of item 23 through 27)..........................................                  30,389,000
Total liabilities and equity capital (sum of items 21,22, and 28..........................                 353,541,000

                                       2